SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials




                          Castle Convertible Fund Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                          CASTLE CONVERTIBLE FUND, INC.
                                111 FIFTH AVENUE
                               NEW YORK, NY 10003

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

         The 2004 Annual Meeting of Shareholders of Castle Convertible Fund, Inc. (the "Fund") will be held in the offices of the Fund, 111 Fifth Avenue, 2nd Floor, New York, NY 10003, on December 7, 2004 at 12:30 P.M. for the following purposes:

         1. To elect nine (9) Directors for the ensuing year;

         2. To ratify or reject the selection of Ernst & Young LLP as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2005; and

         3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

         Shareholders of record as of the close of business on October 26, 2004 will be entitled to vote at the meeting. The enclosed proxy is being solicited on behalf of Management of the Fund.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO ALGER SHAREHOLDER SERVICES, INC., 30 MONTGOMERY STREET, JERSEY CITY, NEW JERSEY 07302, IN THE POSTPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE.

                                              By order of the Board of Directors

                                                        DOROTHY SANDERS
                                                           SECRETARY

Dated:   October 29, 2004
         New York, New York

                                 PROXY STATEMENT
                                       FOR
                     THE 2004 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                          CASTLE CONVERTIBLE FUND, INC.
                         TO BE HELD ON DECEMBER 7, 2004

                                  INTRODUCTION

         The accompanying Proxy is being solicited by the Board of Directors of Castle Convertible Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at 12:30 P.M. on December 7, 2004 and at any adjournments thereof. All costs of solicitation, including printing and mailing of this Proxy Statement and the accompanying Notice of Meeting and Proxy, the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of stock, and supplementary solicitations to submit proxies, which may be made by mail, telephone, telegraph, email and personal interviews by officers of the Fund, will be borne by the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

         If the enclosed Proxy is properly executed and returned in time to be voted at the meeting, the full and fractional shares represented thereby (each full share is entitled to one vote and each fractional share is entitled to proportionate voting rights) will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon with respect to Proposals 1 and 2, the Proxy will be voted FOR the proposals stated in the accompanying Notice of Meeting. Proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. A broker non-vote is deemed to exist when a proxy received from a broker indicates that a broker does not have discretionary authority to vote the shares on the matter. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. On any motion for adjournment of the meeting, even if a quorum is present, the Proxy holders will vote all Proxies in their discretion pursuant to Item 3 thereof. Any shareholder giving a Proxy has the right to attend the meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also has the right to revoke the Proxy at any time by written notice received by the Fund prior to its exercise.

         This Proxy Statement and accompanying Proxy are being mailed to shareholders on or about October 29, 2004. The address of the principal executive office of the Fund is 111 Fifth Avenue, New York, NY 10003.

         A COPY OF THE FUND'S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND, 111 FIFTH AVENUE, NEW YORK, NY 10003 OR BY CALLING 800-223-3810 TOLL-FREE.

                     INFORMATION REGARDING VOTING SECURITIES

         The Fund has only one class of shares of which 2,236,000 shares were issued and outstanding as of the close of business on October 26, 2004, the record date for determining shareholders entitled to receive notice of and to vote at the meeting and all adjournments thereof. Each share is entitled to one vote at the Annual Meeting.

         The following table sets forth those persons known to the Fund to be beneficial owners of more than 5% of the outstanding voting shares of the Fund as of October 26, 2004.

                                                    AMOUNT OF
     TITLE OF             NAME AND ADDRESS         BENEFICIAL      PERCENTAGE OF
       CLASS            OF BENEFICIAL OWNERS        OWNERSHIP          CLASS
--------------------------------------------------------------------------------
   Common Stock     Alger Associates, Inc.        443,144 Shs.*       19.82%
                    111 Fifth Avenue
                    New York, New York 10003

   Common Stock     All Directors and             453,309 Shs.**      20.27%
                    Officers as a Group

----------
* Included in this figure are 71,844 shares owned by Fred Alger & Company, Incorporated, and 618 shares owned by Alger Shareholder Services, Inc., wholly-owned subsidiaries of Alger Associates, Inc.

** Included in this figure are 451,768 shares (20.20% of class) beneficially owned by Fred M. Alger III, 1,441 shares (.06% of class) beneficially owned by Lester L. Colbert, Jr., and 100 shares beneficially owned by Nathan E. Saint-Amand, M.D. Included in the shares beneficially owned by Fred M. Alger III are the shares listed in the table above as being held by Alger Associates, Inc., which may be deemed to be beneficially owned by Fred M. Alger III by virtue of his control of Alger Associates, Inc.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

         Nine directors are to be elected at the meeting, to serve until the next annual meeting of shareholders and until their successors are elected and qualified. Each of the nominees is currently a Director of the Fund; all have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

         Fred Alger Management, Inc. (the "Adviser" or "Alger Management") has served as the investment adviser to the Fund since February 1974. The Adviser is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger"). Alger, which is a wholly-owned subsidiary of Alger Associates, Inc. ("Alger Associates"), is a registered securities broker-dealer and member firm of the New York Stock Exchange, Inc. The principal place of business of the Adviser and Alger Associates is 111 Fifth Avenue, New York, New York 10003. The principal place of business of Alger is 30 Montgomery Street, Jersey City, New Jersey 07302. Alger Associates and the Adviser are New York corporations and Alger is a Delaware corporation.

         Mr. Fred M. Alger III beneficially owns approximately 56% of Alger Associates' outstanding voting securities.

         Information about the Directors and officers of the Fund is set forth below. In the following tables, the term "Alger Fund Complex" refers to the Fund and the five other registered investment companies managed by Alger Management. Each Director serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. The address of each of the Directors is 111 Fifth Avenue, New York, NY 10003; that of Mr. Blum and Ms. Sanders is 30 Montgomery Street, Jersey City, NJ 07302.

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                 IN THE ALGER
                                                                                                 FUND COMPLEX
                                                                                  DIRECTOR        WHICH ARE
NAME, AGE, POSITION WITH          PRINCIPAL OCCUPATIONS                            AND/OR          OVERSEEN
  THE FUND AND ADDRESS             DURING PAST 5 YEARS                          OFFICER SINCE     BY DIRECTOR
----------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

Fred M. Alger III (69)        Chairman of the Board of Alger Associates,             1974              22
Chairman of the Board         Inc. ("Associates"), Fred Alger & Company,
                              Incorporated ("Alger Inc."), Alger
                              Management, Alger Properties, Inc. ("Properties"),
                              Alger Shareholder Services, Inc. ("Services"),
                              Alger Life Insurance Agency, Inc. ("Agency"),
                              Fred Alger International Advisory S.A.
                              ("International"), and five of the six funds
                              in the Alger Fund Complex; Chairman of the
                              Boards of Alger SICAV ("SICAV") and
                              Analysts Resources, Inc. ("ARI").

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                 IN THE ALGER
                                                                                                 FUND COMPLEX
                                                                                  DIRECTOR        WHICH ARE
NAME, AGE, POSITION WITH          PRINCIPAL OCCUPATIONS                            AND/OR          OVERSEEN
  THE FUND AND ADDRESS             DURING PAST 5 YEARS                          OFFICER SINCE     BY DIRECTOR
----------------------------------------------------------------------------------------------------------------
Hilary M. Alger (42)          Trustee/Director of five of the six funds in           2003              17
Director                      the Alger Fund Complex; Associate Director
                              of Development, College of Arts and Sciences
                              and Graduate School, University of Virginia
                              1999-2003, Director of Development and
                              Communications, Lenox Hill Neighborhood
                              House 1997-1999.

Dan C. Chung (42)             Chief Investment Officer, President and Director       2001              16
   Director and President     of Alger Management; President and Director of
                              Associates, Alger Inc., Properties, Services,
                              Agency,International, ARI and Trust;
                              President of the six funds in the Alger
                              Fund Complex; Trustee/Director of four of the
                              six funds in the Alger Fund Complex.


NON-INTERESTED DIRECTORS

Stephen E. O'Neil (72)        Attorney; Private investor since 1981; Director of     1973              23
   Director                   Brown-Forman Corporation; Trustee/Director of
                              the six funds in the Alger Fund Complex; formerly
                              of Counsel to the law firm of Kohler & Barnes.

Charles F. Baird, Jr. (51)    Managing Partner of North Castle Partners,             2000              16
   Director                   a private equity securities group; Chairman of
                              Equinox, Leiner Health Products, Elizabeth
                              Arden Day Spas, Grand Expeditions and EAS;
                              Trustee/Director of four of the six funds in the
                              Alger Fund Complex. Formerly Managing
                              Director of AEA Investors, Inc.

Roger P. Cheever (59)         Associate Dean of Development, Harvard                 2000              16
   Director                   University; Trustee/Director of four of the six
                              funds in the Alger Fund Complex. Formerly
                              Deputy Director of the Harvard College Fund.

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                 IN THE ALGER
                                                                                                 FUND COMPLEX
                                                                                  DIRECTOR        WHICH ARE
NAME, AGE, POSITION WITH          PRINCIPAL OCCUPATIONS                            AND/OR          OVERSEEN
  THE FUND AND ADDRESS             DURING PAST 5 YEARS                          OFFICER SINCE     BY DIRECTOR
----------------------------------------------------------------------------------------------------------------
Joseph S. Nye, Jr. (66)       Trustee/Director of the six investment companies       2003              23
   Director                   in the Alger Fund Complex; Dean, John F.
                              Kennedy School of Government, Harvard
                              University, since 1995; Assistant Secretary of
                              Defense for International Security Affairs
                              1994-1995; Chairman, National Intelligence
                              Council, 1993-1994.

Lester L. Colbert, Jr. (70)   Private investor; Trustee/Director of five of the      1974              17
   Director                   six funds in the Alger Fund Complex. Formerly
                              Chairman of the Board and Chief Executive
                              Officer of Xidex Corporation.

Nathan E. Saint-Amand,        Medical doctor in private practice; Member of          1986              23
   M.D. (66)                  the Board of the Manhattan Institute;
   Director                   Trustee/Director of the six funds in the
                              Alger Fund Complex. Formerly Co-Chairman
                              Special Projects Committee of Memorial
                              Sloan Kettering.

OFFICERS

Frederick A. Blum (51)        Executive Vice President of Alger Management;          1997              N/A
   Treasurer and              Treasurer and Assistant Secretary of the six
   Assistant Secretary        funds in the Alger Fund Complex. Chairman of the
                              Board (and prior thereto Senior Vice President)
                              and Treasurer of Trust.

Dorothy G. Sanders (49)       Senior Vice President, General Counsel and             2000              N/A
   Secretary                  Secretary of Alger Inc., General Counsel and
                              Secretary of Associates, Agency, Properties,
                              Services, ARI and Alger Management;
                              Secretary of International and the six funds
                              in the Alger Fund Complex. Formerly Senior
                              Vice  President, Fleet Financial Group.

         Messrs. Alger and Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. Mr. Chung is Mr. Alger's son-in-law. Ms. Alger, a daughter of Mr. Alger, is an "interested person" because she is an immediate family member of Mr. Alger. No Director is a director of any public company except as may be indicated under "Principal Occupations."

         No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each non-interested Director $2,000 for each meeting he attends, to a maximum of $8,000, plus travel expenses incurred for attending the meeting.

         The Fund did not offer its Directors any pension or retirement benefits during or prior to the fiscal year ended October 31, 2003. The following table provides compensation amounts paid to current non-interested Directors of the Fund for the fiscal year ended October 31, 2003.

                               COMPENSATION TABLE

                                                           TOTAL COMPENSATION
                                       AGGREGATE            PAID TO DIRECTORS
                                     COMPENSATION              FROM THE
       NAME OF DIRECTOR              FROM THE FUND         ALGER FUND COMPLEX
       ----------------           ------------------     ----------------------

       Charles F. Baird, Jr.            $6,000                   $22,500
       Roger P. Cheever                 $8,000                   $30,000
       Lester L. Colbert, Jr.           $8,000                   $32,000
       Stephen E. O'Neil                $8,000                   $38,000
       Nathan E. Saint-Amand            $8,000                   $36,000


         None of the non-interested Directors and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management.

         The following table shows each Director's beneficial ownership as of October 26, 2004 by dollar range, of equity securities of the Fund and of the funds in the Alger Fund Complex overseen by that Director. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E
= over $100,000.

                                                             AGGREGATE EQUITY
                                                          SECURITIES OF FUNDS
                                  EQUITY SECURITIES       IN ALGER FUND COMPLEX
      NAME OF DIRECTOR               OF THE FUND         OVERSEEN BY DIRECTOR
     -------------------          ------------------     ---------------------
     INTERESTED DIRECTORS
     Fred M. Alger III                    E                         E
     Dan C. Chung                         A                         E
     Hilary M. Alger                      A                         E
     NON-INTERESTED DIRECTORS
     Charles F. Baird, Jr.                A                         A
     Roger P. Cheever                     A                         E
     Lester L. Colbert, Jr.               D                         D
     Stephen E. O'Neil                    A                         A
     Nathan E. Saint-Amand                B                         E
     Joseph S. Nye, Jr.                   A                         A

         Four regular meetings and one special meeting of the Board of Directors were held during the fiscal year ended October 31, 2003. During that period each of the Directors attended at least 75% of the meetings of the Board, and of the Audit Committee if he was a member, held during that time.

         The Fund's Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements, met twice during the fiscal year ended October 31, 2003. The Fund's Board of Directors has no nominating or compensation committee or any committee performing similar functions.

         The Board of Directors recommends that shareholders vote FOR Proposal No. 1.

NOMINATIONS OF DIRECTORS

         The Fund does not have a standing nominating committee. The Directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, each of whom is also "independent" as defined in Section 121A of the Listing Requirements of the American Stock Exchange (the "Independent Directors") are responsible for identifying and nominating candidates for appointment as Directors. The Board believes that the Independent Directors are in the best position to screen and select qualified candidates for Board membership who will provide the experience, perspective, skills and other attributes necessary to effectively advance the interests of the Fund's shareholders. In screening and selecting qualified candidates for Board membership, the Independent Directors may consider suggestions fiom various sources, including shareholders. Shareholders may submit names of potential candidates for nomination by letter addressed to the attention of the Independent Directors, c/o the Secretary of the Fund. The Independent Directors may also consider candidates recommended by Fred Alger Management, Inc., and may retain an executive search firm and/or outside legal, financial or other external counsel that they deem necessary or desirable to assist in the nominating and/or screening process.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

         Shareholders wishing to communicate with the Directors may address such communications to the Board of Directors, c/o the Secretary of the Fund,
specifying an individual Director by name if appropriate. All such communications are relayed to Board members.

DIRECTOR ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

         The Fund does not have a policy regarding attendance by Directors at annual shareholder meetings. No Directors attended the 2003 Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         A review of the Form 3 and Form 4 filings furnished to the Fund during the fiscal year ending October 31, 2004 indicated that while Form 3 filings had previously been made for Messrs. Alger and Colbert, late Form 3 filings had been made for the other individuals (listed below) subject to Section 16 of the Securities Exchange Act of 1934 with respect to the Fund because of the requirements of Section 30(h) of the Investment Company Act of 1940, and for the corporate entities subject to the Form 3 filing requirement (also listed below).

       Hilary M. Alger               Alger Two, LLC
       Charles F. Baird, Jr.         Alger National Trust Company
       Frederick A. Blum             Analysts Resources, Inc.
       Roger P. Cheever              Alger Shareholder Services, Inc.
       Dan C. Chung                  Fred Alger International Advisory, S.A
       Katherine P. Feld             Alger Properties, Inc.
       Joseph S. Nye, Jr.            Alger Life Insurance Agency
       Stephen E. O'Neil             Continental Fund Services, S.A
       Raymond L. Pfeister           SIS Selected Institutional Services, GmbH.
       Nathan E. Saint-Amand
       Dorothy G. Sanders
       Stephen E. O'Neil

PROPOSAL NO. 2:   RATIFICATION OF THE SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young LLP has been selected by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2005. Such selection is being submitted for ratification or rejection by shareholders of the Fund. A representative of Ernst &Young LLP is expected to be present at the meeting to answer any questions which the Fund's shareholders may have. The representative will have an opportunity to make a statement if he or she so desires. The Fund has been advised that no member of such firm has a material direct or indirect interest in the Fund.

         The Board of Directors recommends that shareholders vote FOR Proposal No. 2.

         On December 4, 2001, the Fund selected Arthur Andersen LLP ("Arthur Andersen") as its independent public accountant for the fiscal year ending October 31, 2002. At a special meeting held on July 3, 2002, the Board of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, elected to terminate the appointment of Arthur Andersen, in light of recent events involving that firm, and selected Ernst & Young LLP ("Ernst & Young")as the Fund's independent public accountant for the fiscal year ending October 31, 2002. The decision to change accountants was approved by the Fund's Audit Committee.

         Arthur Andersen's reports on the Fund's financial statements for the Fund's fiscal years ended October 31, 2000 and 2001 contained no adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope, or accounting principles. During those fiscal years and the subsequent period preceding the Board's replacement of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events of the kinds listed in Item 304, paragraph (a)(l)(v), of Regulation S-K under the Securities Exchange Act of 1934.

         AUDIT COMMITTEE REPORT. The Audit Committee. for which the Board of Directors has adopted a written charter, (a) selects, oversees and sets the compensation of the Fund's independent auditors, (b) oversees the Fund's accounting and financial reporting policies and practices and the Fund's internal controls and (c) oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof. At its meeting held on December 11, 2003, the Committee reviewed and discussed with Fund management and Ernst & Young, independent auditors to the Fund for the fiscal year ended
October 31, 2003, the audit of the Fund's financial statements and further discussed with Ernst & Young certain matters required to be discussed by Statements on Auditing Standards No. 61.

         The Committee received from Ernst & Young written disclosures and the letter required by Independence Standards Board Standard No. 1. Based on these reviews and discussions, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to shareholders for the fiscal year ended October 31, 2003.

         The members of the Audit Committee are Lester L. Colbert,  Jr., Stephen
E. O'Neil and Nathan E. Saint-Amand. None of the members of the Committee is an "interested person" of the Fund and each is "independent" as defined in the listing standards of the American Stock Exchange.

         AUDIT FEES. The following table sets forth the fees paid to Ernst & Young for the fiscal years ended October 31, 2002 and 2003 for professional services rendered for the audit of the Fund's financial statements for those fiscal years and other services.

                                          YEAR ENDED             YEAR ENDED
                                       OCTOBER 31, 2002       OCTOBER 31, 2003
                                       -----------------      -----------------

Audit fees                                   $20,000               $21,000
Audit related fees                                 0                     0
Tax fees(1)                                    $15,150               $16,500
All other fees                                     0                     0


All services to be performed by the Fund's independent registered public accounting firm must be pre-approved by the Fund's Audit Committee. Accordingly, all of the services represented in the table were pre-approved by the Audit Committee. Ernst & Young LLP performed no services for Alger Management or any entity controlling, controlled by or under common control with Alger Management during the fiscal years ended October 31, 2002 and 2003.


----------

(1) Tax fees for fiscal 2002 and fiscal 2003 review of Fund's federal, state and city tax returns.

                                   LITIGATION

         The Fund is not a party to any material litigation.

                                  OTHER MATTERS

         The Board knows of no other matters to be brought before the meeting; however, if any other matters come before the meeting, the persons named in the enclosed Proxy will vote proxies that do not contain specific restrictions in accordance with their best judgment on such matters.

                             SHAREHOLDERS' PROPOSALS

         A shareholder proposal intended to be presented at the Fund's 2005 Annual Meeting of Shareholders must be received by the Fund a reasonable time before the solicitation is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. Shareholder proposals should be addressed to:

Castle Convertible Fund, Inc.
111 Fifth Avenue
New York, New York 10003
Attn: Secretary

         IF YOU CANNOT ATTEND THE MEETING, YOU ARE URGED TO FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Dated: October 29, 2004

                          CASTLE CONVERTIBLE FUND, INC.
                                      PROXY
                 ANNUAL MEETING OF SHAREHOLDERS DECEMBER 7, 2004

The undersigned shareholder of Castle Convertible Fund, Inc. hereby appoints Dan
C. Chung and Stephen E. O'Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of common stock of Castle Convertible Fund, Inc. standing in the name of the undersigned at the close of business on October 26, 2004, at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 111 Fifth Avenue - 2nd Floor, New York, New York 10003 at 12:30 P.M. on December 7, 2004, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR THE PROPOSALS LISTED.


(Continued and to be signed on the reverse side)

PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS       FOR   all   nominees      WITHHOLD  AUTHORITY to
                               listed below (except      vote for all  nominees
                               as   marked  to  the      listed below [ ]
                               contrary below) [ ]

INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below. Fred M. Alger III, Hilary M. Alger, Charles F. Baird, Jr., Roger P. Cheever, Dan C. Chung, Lester L. Colbert, Jr., Joseph S. Nye, Jr., Stephen E. O'Neil, Nathan E. Saint-Amand

2. PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP as independent registered public accounting firm for the Fund.

               FOR [ ]        AGAINST [ ]         ABSTAIN [ ]

As to such other matters as may properly come before the meeting or any adjournment thereof, the proxy holders will vote in accordance with their best judgment.

                    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                    ------------------------------------------------------------
                    Signature(s)                           Signature(s)


                    ------------------------------------------------------------

                    Dated                             Social Security or Tax
                                                      Identification Number



                    THIS PROXY, WHEN DATED AND SIGNED, SHOULD BE MAILED PROMPTLY TO ALGER SHAREHOLDER SERVICES, INC., 30 MONTGOMERY STREET, JERSEY CITY, NJ 07302. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE.